Trade Receivables, Net	12 Months Ended
Jun. 30, 2025
Trade Receivables, Net [Abstract]
TRADE RECEIVABLES, NET

7. TRADE RECEIVABLES, NET

	June 30, 2025	June 30, 2024
	RM	RM
Trade receivables
- Third parties	41,820,000	27,940,000

Impairment allowance
Balance as of July 1	(94,000)	-
Reversal/(addition)	94,000	(94,000)
Balance as of June 30	-	(94,000)

Net balance	41,820,000	27,846,000

(a)	Trade receivables are classified as financial assets measured at amortized cost.

(b)	Trade receivables are non-interest bearing and the normal credit terms of trade receivables granted by the Group ranged from 30 to 210 days (June 30, 2024: 30 to 210 days). Other credit terms are assessed and approved on a case-by-case basis. They are recognized at their original invoices amounts, which represent their fair values on initial recognition.

(c)	Trade receivables that do not contain a significant financing component are recognized based on the simplified approach using the lifetime expected credit losses.

The Group uses an allowance matrix to measure the expected credit loss of trade receivables from individual customers. Expected loss rates are calculated using the roll rate based on the probability of a receivable progressing through successive stages of delinquency to 210 days past due.

The expected loss rates are based on the historical credit losses experienced by the Group. The historical loss rates are then adjusted for current and forward-looking information on macroeconomic factors affecting the customers of the Group. The Group has identified the base lending rate, unemployment rate, inflation rate and labor force participation as the key macroeconomic factors. Nevertheless, the Group believe that these factors are immaterial for the purpose of impairment calculation for the year.

(d)	For trade receivables, which are reported net, such impairments are recorded in a separate impairment account with the loss being recognized within administrative expenses in the statements of profit or loss and other comprehensive income. On confirmation that the trade receivable would not be collectable, the gross carrying value of the asset would be written off against the associated impairment.

Subsequent reversal of an impairment loss for trade receivables is recognized in the statement of operations and other comprehensive loss as a reversal of impairment losses upon settlement from the credit-impaired trade receivables.

Management exercised significant judgments in determining the probability of default by trade receivables and appropriate forward-looking information. Reversal of impairment loss of RM 94,000 was recognized for the year ended June 30, 2025 (June 30, 2024: Impairment loss of RM 94,000; June 30, 2023: RM nil).

(e)	Trade receivables and aging analysis of the Group are as follows:

IOT segment – third parties
RM
June 30, 2025

Current	41,820,000

Less: Impairment allowance	-
Total	41,820,000

June 30, 2024

Current	27,000,000

Past due:
1 to 30 days	470,000
31 to 120 days	470,000

Less: Impairment allowance	(94,000)
Total	27,846,000

(f)	The Group does not have significant exposure to single customers or to industry groups and does not anticipate the carrying amounts recorded at the end of the reporting period to be significantly different from the values that would eventually be received.